Exhibit 21.1

Upon completion of the Proposed Transaction, the subsidiaries of JBS N.V. are expected to be:

(1)	JBS Participações Societárias S.A., a Brazilian corporation (sociedade por ações), which is expected to be a direct wholly-owned subsidiary of JBS N.V.;

(2)	JBS S.A., a corporation (sociedade anônima) incorporated under the laws of Brazil, which is expected to be a direct wholly-owned subsidiary of JBS Participações Societárias S.A.; and

(3)	the subsidiaries of JBS S.A., which are set forth in the table below.

Subsidiaries of JBS S.A. (as of June 20, 2023)
	Company	Jurisdiction of Incorporation or Organization
1.	40 North Foods, Inc.	Delaware, United States

2.	Adams Pork Products Limited	United Kingdom

3.	Albert Van Zoonen B.V.	The Netherlands

4.	Alvey do Brazil Comercio de Maquinas de Automação Ltda.	Brazil

5.	Andrews Meat Industries Pty. Ltd.	Australia

6.	Arkose Investments ULC	Ireland

7.	Attleborough Foods Ltd.	United Kingdom

8.	Australian Consolidated Food Holdings Pty. Ltd.	Australia

9.	Australian Consolidated Food Investments Pty. Ltd.	Australia

10.	Avetec Indústria e Comércio de Alimentos Ltda.	Brazil

11.	Avicola Pilgrim’s Pride de Mexico S.A de C.V.	Mexico

12.	Bakewell Foods Ltd.	United Kingdom

13.	Baumhardt Com. e Part. Ltda.	Brazil

14.	Baybrick LandCo Pty. Ltd.	Australia

15.	Baybrick Pty. Ltd.	Australia

16.	Belvoir Foods Limited	United Kingdom

17.	Biotech Foods, S.L.	Spain

18.	Birla Società Agricola Srl	Italy

19.	Brianza Salumi di Vismara Luigi & C. Srl	Italy

20.	Cattle Production Systems, Inc.	Delaware, United States

21.	CBO Servicios Profesionales, S. de R.L de C.V.	Mexico

22.	Climert Investments S.A.	Uruguay

23.	Combo México Holdings, S. de R.L de C.V.	Mexico

24.	Combo Productora, S. de R.L de C.V.	Mexico

25.	Combo Servicios Especializados de Personal, S. de R.L de C.V.	Mexico

26.	Conceria Priante S.p.A	Italy

27.	Condesa Norte Indústria e Comércio Ltda.	Brazil

28.	Consumer Foods Van Sales (Ireland) Ltd.	Ireland

29.	Consumer Foods Van Sales Ltd.	Ireland

30.	Cordine Pty. Ltd.	Australia

31.	D Blowers Limited	United Kingdom

32.	Dalehead Foods Limited	United Kingdom

33.	Denver Processing, LLC	Tennessee, United States

34.	Diamond Valley Pork Pty Ltd.	Australia

35.	Dungannon Proteins Limited	United Kingdom

36.	Easey Herds Limited	United Kingdom

37.	Easey Holdings Limited	United Kingdom

38.	Easey Pigs Limited	United Kingdom

39.	Easey Veterinary Services Limited	United Kingdom

40.	Empire Management Company, LLC	Tennessee, United States

41.	Empire Packing Company, LLC	Tennessee, United States

42.	Excelsior Alimentos S.A.	Brazil

43.	Fampat S.A. de C.V.	Mexico

44.	Flora Green Pty. Ltd.	Australia

45.	FLS Systems NV	Belgium

46.	Food Processors Water Chief Operating Officerperative, Inc.	Virginia, United States

47.	Food Ventures North America Canada, Inc.	Canada

48.	Food Ventures North America, Inc.	Delaware, United States

49.	Galina Pesada S.A.P.I. de C.V.	Mexico

50.	Geo Adams & Sons (Farms) Limited	United Kingdom

51.	Geo Adams & Sons Limited	United Kingdom

52.	Gideny S.A.	Uruguay

53.	Gold’n Plump Farms, LLC	California, United States

54.	Gold’n Plump Poultry, LLC	California, United States

55.	Good Country Investments Pty. Ltd.	Australia

56.	Good Country Pty. Ltd.	Australia

57.	Hadgraft Industrial Properties, LLC	Georgia, United States

58.	Hamer International Limited	United Kingdom

59.	Hans Continental Smallgoods Pty. Ltd.	Australia

60.	Harris Mason Processing, LLC	Tennessee, United States

61.	Henco Hogs, LLC	Iowa, United States

62.	High Plans Pork, LLC	Iowa, United States

63.	Swift & Company International Sales Corp. (Hong Kong Branch)	Hong Kong

64.	Hunter Valley Quality Meats Pty. Ltd.	Australia

65.	Huon Aquaculture Company Pty Ltd.	Australia

66.	Huon Aquaculture Group Pty Ltd.	Australia

67.	Huon Ocean Trout Pty Ltd.	Australia

68.	Huon Salmon Pty Ltd.	Australia

69.	Huon Seafoods Pty Ltd.	Australia

70.	Huon Shellfish Co. Pty Ltd.	Australia

71.	Huon Smoked Salmon Pty Ltd.	Australia

72.	Huon Smoked Seafoods Pty Ltd.	Australia

73.	Huon Tasmanian Salmon Pty Ltd.	Australia

74.	Imposete Pty. Ltd.	Australia

75.	Industry Park Pty. Ltd.	Australia

76.	Inmobiliaria Avicola Pilgrim’s Pride S. de R.L de C.V.	Mexico

77.	International Food Company Seara LLC	United Arab Emirates

78.	International Food Packers, LLC	Florida, United States

79.	Ivory Investments Luxembourg Holding S.C.S.	Luxembourg

80.	JBS Aquaculture Pty Ltd.	Australia

81.	JBS Asia Co. Ltd.	Hong Kong

82.	JBS Asia Pacific Investments Ltd.	Ireland

83.	JBS Aspelt S.à r.l.	Luxembourg

84.	JBS Asset Management Corp.	Delaware, United States

85.	JBS Australia Air Pty Limited Liability	Australia

86.	JBS Australia Finance 1 Pty. Ltd.	Australia

87.	JBS Australia Finance Pty. Ltd.	Australia

88.	JBS Australia Pty. Ltd.	Australia

89.	JBS Aves Ltda.	Brazil

90.	JBS B.V.	The Netherlands

91.	JBS Beaufort Holding S.à r.l.	Luxembourg

92.	JBS Berg S.à r.l.	Luxembourg

93.	JBS Bettendorf S.à r.l.	Luxembourg

94.	JBS Carriers, Inc.	Delaware, United States

95.	JBS Chile Limitada	Chile

96.	JBS Clervaux Finance S.à r.l.	Luxembourg

97.	JBS Confinamento Ltda.	Brazil

98.	JBS Durham Ltd UK	United Kingdom

99.	JBS Embalagens Metálicas Ltda.	Brazil

100.	JBS Empire, Inc.	Tennessee, United States

101.	JBS Finance II Ltd.	Cayman Islands

102.	JBS Finance Luxembourg S.à r.l.	Luxembourg

103.	JBS Finco, Inc.	Delaware, United States

104.	JBS Food Canada ULC	Canada

105.	JBS Food Colombia S.A.S	Colombia

106.	JBS Food Trading (Shanghai) Ltd.	China

107.	JBS Foods Ontario Inc.	Canada

108.	JBS Global Luxembourg S.à r.l.	Luxembourg

109.	JBS Global Meat Holdings Pty Ltd.	Australia

110.	JBS Global UK Ltd.	United Kingdom

111.	JBS Greenbay, Inc.	Delaware, United States

112.	JBS Holdco Australia Pty. Ltd.	Australia

113.	JBS Holding Brasil S.A.	Brazil

114.	JBS Holding Luxembourg S.à r.l.	Luxembourg

115.	JBS Investments Bantry Ltd.	Ireland

116.	JBS Investments Cork Ltd.	Ireland

117.	JBS Investments Dublin Ltd.	Ireland

118.	JBS Investments Galway Ltd.	Ireland

119.	JBS Investments Luxembourg S.à r.l.	Luxembourg

120.	JBS Investments UK Ltd.	United Kingdom

121.	JBS Japan	Japan

122.	JBS La Rochette Finance S.à r.l.	Luxembourg

123.	JBS Leather Argentina S.A.	Argentina

124.	JBS Leather Asia Limited Liability	Hong Kong

125.	JBS Leather International B.V.	The Netherlands

126.	JBS Leather Paraguay Srl	Paraguay

127.	JBS Leather Uruguay S.A.	Uruguay

128.	JBS Live Pork, LLC	Delaware, United States

129.	JBS Luxembourg S.à r.l.	Luxembourg

130.	JBS Malta Finance Limited Liability	Malta

131.	JBS Meat Investments Pty. Ltd.	Australia

132.	JBS Meat UK Limited Liability, Luxembourg Branch	Luxembourg

133.	JBS Meat UK Ltd.	United Kingdom

134.	JBS Melwood UK Limited Liability	United Kingdom

135.	JBS Mersch S.à r.l.	Luxembourg

136.	JBS Packerland, Inc.	Delaware, United States

137.	JBS Participações Societárias S.A.	Brazil

138.	JBS Petrusse Finannce S.à r.l.	Luxembourg

139.	JBS Plainwell, Inc.	Delaware, United States

140.	JBS S.A.	Brazil

141.	JBS Smallgoods Holdco Australia, Pty Ltd.	Australia

142.	JBS Smallgoods Holdco Pty. Ltd.	Australia

143.	JBS Smallgoods Investments Pty. Ltd.	Australia

144.	JBS Souderton, Inc.	Pennsylvania, United States

145.	JBS Southern Australia Pty. Ltd.	Australia

146.	JBS Southern Holdco AU Pty. Ltd.	Australia

147.	JBS Southern Investments 1 Pty. Ltd.	Australia

148.	JBS Southern Investments 2 Pty. Ltd.	Australia

149.	JBS Toledo N.V.	Belgium

150.	JBS Tolleson, Inc.	Arizona, United States

151.	JBS Trading Agent (Dongguan)	China

152.	JBS Trading USA (Tupman), Inc.	Delaware, United States

153.	JBS USA Finance, Inc.	Delaware, United States

154.	JBS USA Food Company	Delaware, United States

155.	JBS USA Food Company Holdings	Delaware, United States

156.	JBS USA Holding Lux S.à r.l.	Luxembourg

157.	JBS USA Leather, Inc.	Delaware, United States USA

158.	JBS USA Lux S.A.	Luxembourg

159.	JBS USA Promontory Holdings I, LLC	Colorado, United States

160.	JBS USA Promontory Holdings II, LLC	Colorado, United States

161.	JBS USA Promontory I, LLC	Colorado, United States

162.	JBS USA Promontory II, LLC	Colorado, United States

163.	JBS Wisconsin Properties, LLC	Wisconsin, United States

164.	JFC, LLC	California, United States

165.	Kahula Pty. Ltd.	Australia

166.	King’s S.p.A.	Italy

167.	Kitchen Range Foods Ltd.	United Kingdom

168.	Swift & Company International Sales Corp. (Korea Branch)	South Korea

169.	Lap Foods Pty. Ltd.	Australia

170.	Mafrip - Matadouro Frigorífico S.A.	Brazil

171.	Marzolara Food Processing Srl	Italy

172.	Meadow Bank Hatchery Pty Ltd.	Australia

173.	Meat Me México, Mercado de Carnes, S. de R.L. de C.V.	Mexico

174.	Meat Snack Partners Distribuidora do Brasil Ltda.	Brazil

175.	Meat Snack Partners do Brasil Ltda.	Brazil

176.	Merit Provisions, LLC	Texas, United States

177.	Miller Brothers Co. Inc.	Utah, United States

178.	MOPA Empreendimentos e Participações Ltda.	Brazil

179.	Mopac of Virginia, Inc.	Virginia, United States

180.	Morrison’s Seafood Pty Ltd.	Australia

181.	Mountain View Rendering Co., LLC	Texas, United States

182.	Moy Park Beef Orleans S.à.r.l.	France

183.	Moy Park Bondco PLC Ltd	United Kingdom

184.	Moy Park France Holdings SAS	France

185.	Moy Park France SAS	France

186.	Moy Park Holdings Europe Ltd.	United Kingdom

187.	Moy Park Ltd.	United Kingdom

188.	Moy Park New Co Ltd.	United Kingdom

189.	Moyer Distribution, LLC	Delaware, United States

190.	Nacrail, LLC	Delaware, United States

191.	Noon Products Ltd.	United Kingdom

192.	Normaclass S.A.	France

193.	Oak Grove, LLC	Iowa , United States

194.	Oakhouse Foods Ltd.	United Kingdom

195.	O’Kane Blue Rose NewCo 1 Ltd.	United Kingdom

196.	O’Kane Poultry Ltd.	United Kingdom

197.	Olympia Processing, LLC	Tennessee, United States

198.	Onix Investments UK Ltd.	United Kingdom

199.	Oxdale Dairy Enterprise Pty Ltd.	Australia

200.	P&H Investments 1 Pty. Ltd.	Australia

201.	P&H Investments 2 Pty. Ltd.	Australia

202.	Penasul UK Ltd.	United Kingdom

203.	PFS Distribution Company	Delaware, United States

204.	Pilgrim’s Food Masters Holdings Ltd.	United Kingdom

205.	Pilgrim’s Food Masters Ireland Ltd.	Ireland

206.	Pilgrim’s Pride Malta Finance Limited Liability	Malta

207.	Pilgrim’s Food Group Europe Limited	United Kingdom

208.	Pilgrim’s Food Group Limited	United Kingdom

209.	Pilgrim’s Food Masters UK Limited	United Kingdom

210.	Pilgrim’s Food Pioneers Ltd.	United Kingdom

211.	Pilgrim’s Pride Affordable Housing Corp.	Nevada, United States

212.	Pilgrim’s Pride Corporation	Delaware, United States

213.	Pilgrim’s Pride Corporation of West Virginia, Inc.	West Virginia, United States

214.	Pilgrim’s Pride Europe Limited	United Kingdom

215.	Pilgrim’s Pride Finance, LLC	Delaware, United States

216.	Pilgrim’s Pride Ltd.	United Kingdom

217.	Pilgrim’s Pride of Nevada, Inc.	California, United States

218.	Pilgrim’s Pride S. de R.L de C.V.	Mexico

219.	Pilgrim’s Pride, LLC	Delaware, United States

220.	Pilgrim’s Shared Services Ltd.	United Kingdom

221.	Pilgrim’s UK Lamb Ltd.	United Kingdom

222.	Pioneer Brands Limited	United Kingdom

223.	Plan Pro Restaurantes S.A. de C.V.	Mexico

224.	Planterra Foods Company	Delaware, United States

225.	Planterra Holdings B.V.	The Netherlands

226.	Plumrose Holdings, Inc.	Colorado, United States

227.	Plumrose Limited	United Kingdom

228.	Plumrose USA, Inc.	Colorado, United States

229.	Poppsa 3, LLC	Delaware, United States

230.	Poppsa 4, LLC	Delaware, United States

231.	PP Agnus Limited	United Kingdom

232.	PPC Marketing, Ltd.	Texas, United States

233.	PPC of Alabama, Inc.	Colorado, United States

234.	PPC Transportation Company	Delaware, United States

235.	PQP Holdings Limited	United Kingdom

236.	Premier Beehive Holdco Pty. Ltd.	Australia

237.	Premier Beehive NZ	New Zealand

238.	Primo Foods Pty Ltd.	Australia

239.	Primo Group Holdings Pty. Ltd.	Australia

240.	Primo Meats Admin Pty Ltd.	Australia

241.	Primo Meats Pty. Ltd.	Australia

242.	Primo Retail Pty. Ltd.	Australia

243.	Principe America, LLC	Delaware, United States

244.	Principe di San Daniele S.p.A.	Italy

245.	Principe Foods Inc.	California, United States

246.	Priven Inc.	Delaware, United States

247.	QMT General Partner Limited Liability	New Zealand

248.	QMT New Zealand Limited Liability Partnership	New Zealand

249.	Ready Mile Trucking Company	Canada

250.	Rigamonti Salumificio S.p.A	Italy

251.	Rivalea (Australia) Pty Ltd.	Australia

252.	Rivalea Holdings Pty Limited Liability	Australia

253.	Rivercan	Uruguay

254.	Robotic Technologies Limited Liability	New Zealand

255.	Rocklabs Limited Liability	New Zealand

256.	Rollover Ltd.	United Kingdom

257.	Rye Valley Foods Ltd.	Ireland

258.	S&C Australia Holdco Pty. Ltd.	Australia

259.	S&C Australia Investments, Pty Ltd.	Australia

260.	S&C Resale Company	Delaware, United States

261.	Sampco Holdings, LLC	Georgia, United States

262.	Sampco LLC	Georgia, United States

263.	Sandstone Holdings S.à r.l.	Luxembourg

264.	Scott Automation a.s.	Czech Republic

265.	Scott Automation and Robotics Pty Ltd.	Australia

266.	Scott Automation GmbH	Germany

267.	Scott Automation Limited Liability	United Kingdom

268.	Scott Automation Ltd.	New Zealand

269.	Scott Automation N.V.	Belgium

270.	Scott Automation SAS	France

271.	Scott LED Limited Liability	New Zealand

272.	Scott Systems (Qingdao) Co., Ltd.	China

273.	Scott Systems International Inc.	Ohio, United States

274.	Scott Technology Americas Limited Liability	New Zealand

275.	Scott Technology Australia Pty Ltd.	Australia

276.	Scott Technology Belgium bvba	Belgium

277.	Scott Technology Europe Limited Liability	New Zealand

278.	Scott Technology Limited Liability	New Zealand

279.	Scott Technology NZ Limited Liability	New Zealand

280.	Scott Technology USA Limited Liability	New Zealand

281.	Seara África Pty. Ltd.	South Africa

282.	Seara Alimentos Ltda.	Brazil

283.	Seara Arabia Food Industrial Company	Saudi Arabia

284.	Seara Comércio de Alimentos Ltda.	Brazil

285.	Seara Food Europe Holding B.V.	The Netherlands

286.	Seara Food Europe Holding B.V. (DMCC Branch)	United Arab Emirates

287.	Seara Holdings (Europe) B.V.	The Netherlands

288.	Seara Holdings Ltda.	Brazil

289.	Seara Japan Ltd.	Japan

290.	Seara Meats B.V.	The Netherlands

291.	Seara Middle East Food Trading Company	Saudi Arabia

292.	Seara Middle East Wholesale and Retail Trading SPC	Kuwait

293.	Seara Saudi Food for Consultancy and Research LLC	Saudi Arabia

294.	Seara Singapore Pte. Ltd.	Singapore

295.	Servicios Administrativos Pilgrim’s Pride S. de R.L de C.V.	Mexico

296.	Seven Point Pork Pty Ltd	Australia

297.	Swift & Company International Sales Corp. (Shangai Branch)	China

298.	Sharonville Processing, LLC	Tennessee, United States

299.	SIA.MO.CI. Srl	Italy

300.	Skippack Creek Corp.	Delaware, United States

301.	Southern Hens, Inc.	Mississippi, United States

302.	Southern Ocean Trout Pty Ltd.	Australia

303.	Springfield Hatcheries Pty Ltd.	Australia

304.	Springs Smoked Salmon Pty Ltd.	Australia

305.	Springs Smoked Seafoods Pty Ltd.	Australia

306.	Spurway Foods Ltd.	United Kingdom

307.	Sunnyvalley Smoked Meats, Inc.	California, United States

308.	Surveyors Investments Pty Ltd.	Australia

309.	Swift & Company International Sales Corp.	Colorado, United States

310.	Swift Australia (Southern) Pty. Ltd.	Australia

311.	Swift Beef Company	Colorado, United States

312.	Swift Brands Company	Colorado, United States

313.	Swift Pork Company	Colorado, United States

314.	Swift Refrigerated Food S.A de C.V.	Mexico

315.	Swift Southern Investments Pty. Ltd.	Australia

316.	Swift Trading Shanghai Ltd.	China

317.	Tatiara Meat Company, Pty Ltd.	Australia

318.	Tatiara Meat Investments Pty. Ltd.	Australia

319.	To-Rico Distribution Ltd.	Porto Rico, United States

320.	To-Rico Ltd.	Porto Rico, United States

321.	TriOak Foods, LLC	Iowa, United States

322.	TriOak Grain, LLC	Iowa, United States

323.	Vietnam Representative Office	Vietnam

324.	Vivera B.V.	The Netherlands

325.	Vivera Topholding B.V.	The Netherlands

326.	Vivera UK Ltd.	United Kingdom

327.	Vivera Vastgoed B.V.	The Netherlands

328.	Weddel Ltd.	Canada

329.	White Stripe Foods Investment Holdings Pty Ltd.	Australia

330.	White Stripe Foods Pty Ltd.	Australia

331.	White Stripe Safco Foods (Joint Venture)	United Arab Emirates

332.	Wild Fork Holdings B.V.	The Netherlands

333.	Wonder Best Holding Co Ltd.	Hong Kong

334.	Zendaleather Co.	North Carolina, United States

335.	Zendaleather GmbH	Germany

336.	Zendaleather S.A de C.V	Mexico

337.	ZM Australia Pty. Ltd.	Australia

338.	Meat Snacks Partner LLC	Wisconsin, United States